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                                  Exhibit 10.1

                       AMENDMENT NO. 5 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                ---------
July 24, 2003, by and among:

                  (i) ANTHONY & SYLVAN POOLS CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "Borrower");
                                                                 --------

                  (ii) the financial institutions listed on the signature pages hereof (collectively, the "Lenders"); and
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                  (iii) NATIONAL CITY BANK, a national banking association, as a
         Lender, the Letter of Credit Issuer, the Collateral Agent and the Administrative Agent.

         PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders, the Letter of Credit Issuer, the Collateral Agent and the Administrative Agent entered into the Credit Agreement, dated as of July 8, 1999, as amended (the "Credit Agreement"; capitalized terms used herein and
                          ----------------
not defined herein are used herein as defined in the Credit Agreement).

(2) The parties hereto desire to modify certain provisions of the Credit Agreement, all as more fully set forth below. NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1. AMENDMENTS, ACKNOWLEDGMENTS AND WAIVERS.

1.1. Reduction of Commitments. The Borrower has requested a permanent reduction
     ------------------------
of the Commitments of the Lenders pursuant to Section 4.2 of the Credit Agreement such that after giving effect to such reduction the aggregate amount of the Commitments will equal $25,000,000.00 (the "Commitment Reduction"). On
                                                   --------------------
the Amendment Effective Date (defined below), the Commitment Reduction will take effect.

1.2. Amendment to Schedule 1. The Credit Agreement is hereby amended to replace
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Annex I thereto with Annex I hereto.
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1.3. Assignment and Adjustment of Commitments. Effective on and after the
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Amendment Effective Date, National City Bank hereby assigns a portion of its share of its Commitment to each of LaSalle Bank National Association and U.S. Bank National Association such that after giving effect to such assignment, the allocations relating to the respective Commitments of the Lenders shall be as set forth on Annex I hereto. Such assignment shall be effective notwithstanding
             -------
any of the requirements set forth in Section 12.4 of the Credit Agreement.

SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

2.1. Authorization, Validity and Binding Effect. This Amendment has been duly
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authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

2.2. Representations and Warranties True and Correct. The representations and
     -----------------------------------------------
warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

2.3. No Event of Default. No condition or event has occurred or exists that
     -------------------
constitutes or that, after notice or lapse of time or both, would constitute a Default or an Event of Default.

2.4. No Claims. The Borrower is not aware of any claim or offset against, or
     ---------
defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

SECTION 3. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

SECTION 4. BINDING EFFECT. This Amendment shall become effective as of the date first written above (the "Amendment Effective Date"), subject to the
                          ------------------------
satisfaction of the following conditions on or before such date:

(a) this Amendment shall have been executed by the Borrower, the Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

(b) the Borrower shall have executed and delivered to each Lender a new Note, dated as of the Amendment Effective Date, reflecting such Lender's reduced Commitment, and after each Lender receives its new Note, such Lender shall mark the Note being replaced thereby "replaced" and return the same to the Borrower;

(c) the Borrower shall have delivered to the Administrative Agent a certificate in the form of Exhibit A hereto that is completed to the satisfaction of the
               ---------
Administrative Agent;

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(d) the Borrower shall have paid to the Administrative Agent, for the benefit of each Lender signing this Amendment, an amendment fee in the amount of 5.00 basis points times the amount of each such Lender's Commitment (after giving effect to the reduction in Commitments described in Section 1.1 of this Amendment); and

(e) the Borrower shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent and the Lenders.

SECTION 5.        MISCELLANEOUS.

5.1. Successors and Assigns. This Amendment shall be binding upon and inure to
     ----------------------
the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

5.2. Survival of Representations and Warranties. All representations and
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warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

5.3. Reference to Credit Agreement. The Credit Agreement and any and all other
     -----------------------------
agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.4. Expenses. As provided in the Credit Agreement, but without limiting any
     --------
terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

5.5. Severability. Any term or provision of this Amendment held by a court of
     ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

5.6. Applicable Law. This Amendment shall be governed by and construed in
     --------------
accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws.

5.7. Headings. The headings, captions and arrangements used in this Amendment
     --------
are for convenience only and shall not affect the interpretation of this Amendment.

5.8. Entire Agreement. This Amendment is specifically limited to the matters
     ----------------
expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

5.9. Waiver of Claims. The Borrower, by signing below, hereby waives and
     ----------------
releases the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.10. Counterparts. This Amendment may be executed by the parties hereto
      ------------
separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

5.11. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY
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IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

ANTHONY & SYLVAN POOLS                                      NATIONAL CITY BANK,
   CORPORATION                                                as the Administrative Agent, the Collateral
                                                              Agent, the Letter of Credit Issuer and as a Lender
By:
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Name:                                                       By:
      -----------------------------------------------          -----------------------------------------------
Title:                                                         Judith M. Kuclo, Senior Vice President
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LASALLE BANK NATIONAL ASSOCIATION                           U.S. BANK NATIONAL ASSOCIATION
                                                            (f/k/a FIRSTAR BANK, N.A.)

By:
     ------------------------------------------------
Name:                                                       By:
      -----------------------------------------------           -----------------------------------------------
Title:                                                          Christine C. Gencer, Vice President
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


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